Exhibit 4.01

CERT.9999

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

ECB BANCORP, INC.

CUSIP 268253 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that SPECIMEN

** 9,000,000*****

*** 9,000,000****

**** 9,000,000***

***** 9,000,000**

****** 9,000,000*

SHARES OF THE COMMON STOCK PAR VALUE OF $3.50 EACH OF ECB BANCORP, INC.

transferable in the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

1/01/1999

WITNESS the facsimile seal of the Corporation and the facsimile signatures or its duly authorized officers.

COUNTERSIGNED AND REGISTERED

(RALIGH.N.C.)

FIRST-CITIZENS BANK & TRUST COMPANY

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

Dated

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common

TEN ENT -as tenants by the entireties

JT TEN -as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- Custodian

(Cust) (Minor)

Under Uniform Gifts to Minors

Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-75.